Exhibit 2
                           HORIZON ENERGY DEVELOPMENT, INC.
                                   INCOME STATEMENT
                                     (Unaudited)

                                              Three Months Ended
                                               December 31, 1999
                                             ---------------------

Operating Revenues                                    $38,072,822
                                             ---------------------

Operating Expenses:
   Fuel Used in Heat and Electric Generation           17,425,594
   Operation Expense                                    8,038,665
   Maintenance Expense                                      9,466
   Property, Franchise and Other Taxes                    737,171
   Depreciation, Depletion and Amortization             2,888,539
                                             ---------------------
Total Operating Expenses                               29,099,435
                                             ---------------------

Operating Income                                        8,973,387
                                             ---------------------

Other Income                                              531,559
                                             ---------------------

Interest Charges                                        3,892,200
                                             ---------------------

Income Before Income Taxes                              5,612,746
                                             ---------------------

Income Taxes - Current                                 (1,911,617)
                      - Deferred                        1,530,758
                                             ---------------------
                                                         (380,859)
                                             ---------------------

Minority Interest in Foreign Subsidiaries              (1,310,849)
                                             ---------------------

Net Income                                            $ 4,682,756
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